UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 15, 2024

Frontier Communications Parent, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-11001	86-2359749
(Commission File Number)	(IRS Employer Identification No.)

1919 McKinney Avenue, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

(972) 445-0042

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FYBR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.05	Material Cybersecurity Incidents.

On April 14, 2024, Frontier Communications Parent, Inc. (the “Company”) detected that a third party had gained unauthorized access to portions of its information technology environment. Upon detection, the Company initiated its previously established cyber incident response protocols and took measures to contain the incident. As part of this process, the containment measures, which included shutting down certain of the Company’s systems, resulted in an operational disruption that could be considered material. Based on the Company’s investigation, it has determined that the third party was likely a cybercrime group, which gained access to, among other information, personally identifiable information.

As of the date of this filing, the Company believes it has contained the incident and has restored its core information technology environment and is in the process of restoring normal business operations.

The Company continues to investigate the incident, has engaged cybersecurity experts, and has notified law enforcement authorities. The Company does not believe the incident is reasonably likely to materially impact the Company’s financial condition or results of operations.

Cautionary Statement Concerning Forward-Looking Statements

This Current Report may contain “forward-looking statements” related to future events. Forward-looking statements address the Company’s expectations or beliefs concerning future events, including the Company’s investigation of and containment efforts related to the unauthorized access to its information technology environment, the identity of the party that gained unauthorized access, the restoration of the Company’s information technology environment and business operations and the impact on the Company’s financial condition and results of operations. These statements are made based on management’s views and assumptions as of the date of this report. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. The Company does not intend, nor does it undertake any duty, to update any forward-looking statements, except as required by law. A wide range of factors could materially affect future developments and performance, including but not limited to uncertainties related to the Company’s ongoing investigation of the unauthorized access and the possibility that the Company’s containment efforts may be unsuccessful, as well as the risks and other factors contained in the Company’s filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRONTIER COMMUNICATIONS PARENT, INC.

Date: April 18, 2024	By:	/s/ Mark Nielsen
Mark Nielsen
Executive Vice President, Chief Legal & Regulatory Officer